Other related party disclosures	12 Months Ended
Dec. 31, 2020
Other related party disclosures
Other related party disclosures

19. Other related party disclosures

dievini Hopp BioTech holding GmbH & Co. KG

As disclosed in Note 1, dievini Hopp BioTech holding GmbH & Co. KG (dievini) holds the majority of the share capital of the Company, is the controlling shareholder and is the ultimate parent of the Group.

Other related party transactions

Molecular Health GmbH

Molecular Health GmbH (Molecular Health) is a wholly owned subsidiary of dievini. In December 2017 CureVac concluded a contract with Molecular Health, according to which Molecular Health provides services in conjunction with the Modeling of the biological and clinical effects of Toll-like receptor 7 and 8 agonists in cancer and immune cells. In fiscal 2020, the Group incurred EUR 0k (2019: 0k, 2018: 30k) in research and development expenses in connection with this contract.

Rittershaus Rechtsanwaelte

Since December 15, 2005, a consultant agreement is in place for an indefinite term with Rittershaus. The agreement can be terminated without notice by CureVac and with notice of three months to the end of the quarter by Rittershaus. In fiscal 2020, consulting fees of EUR 990k (2019: EUR 208k, 2018: EUR 145k) were paid to the Rittershaus. Prof. Dr. Christof Hettich is a managing director of Rittershaus and dievini as well.

Dr. Ingmar Hoerr

Since June 2018, an advisory agreement between CureVac and Mr. Hoerr was in place. This contract was terminated in March 2020 after the transition of Dr. Hoerr from CureVac’s Supervisory Board to its Management Board on March 10, 2020. In fiscal 2020, advisory fees of EUR 45k (2019: EUR 240k, 2018: EUR 144k) were paid to Dr. Hoerr.

Dietmar Hopp

During 2019, Dietmar Hopp, principal of dievini Hopp BioTech holding GmbH & Co. KG (dievini), the majority shareholder of the Group, granted two convertible loans to the Group which were terminated in July 2020 and fully repaid in August 2020; see note 12 for further information. Additionally he made a further equity investment in the Company as described in Note 8.

BePharBel Manufacturing S.A.

In December 2020, CureVac Real Estate GmbH and BePharBel Manufacturing S.A., entered into a commercial supply agreement to develop and manufacture the diluent that is expected to be used to dilute the Group’s concentrated COVID-19 vaccine candidate, CVnCoV, to the amount specified by each dose level. Pursuant to the terms of the agreement, BePharBel Manufacturing will manufacture and deliver to CureVac Real Estate GmbH a low seven figure amount of commercial batches of diluent per year, in 2021 and 2022. CureVac Real Estate GmbH paid EUR 1 million at the signing of the agreement to cover the estimated capex financing. The total payments pursuant to the agreement, including the EUR 1 million, will be approximately in the range of EUR 5.96 million and EUR 6.83 million. CureVac Real Estate GmbH may terminate the agreement, without notice, prior to December 2022, if CureVac does not obtain marketing authorization for CVnCoV, but will be required to pay a termination fee of EUR 591k and reimburse all artwork, primary, secondary and tertiary packing that BePharBel Manufacturing has in stock or ordered up to the date of the receipt of the notice of termination. Baron Jean Stéphenne, our supervisory board member, holds directly and indirectly 15.61% of BePharBel Manufacturing’s equity and is a director of BePharBel Manufacturing, and Baron Jean Stéphenne’s son, Vincent Stéphenne, holds 1.43% of BePharBel Manufacturing’s equity and is a managing director of BePharBel Manufacturing.

Indemnification Agreements

Our articles of association require us to indemnify our current and former managing directors and supervisory directors to the fullest extent permitted by law, subject to certain exceptions. We entered into indemnification agreements with all our managing directors and supervisory directors.